UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 16, 2010

TRUMP ENTERTAINMENT RESORTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 16, 2010, Robert F. Griffin commenced his employment as Chief Executive Officer of Trump Entertainment Resorts, Inc. (the “Company”) and became a member of the Company’s board of directors in accordance with and pursuant to the terms of his employment agreement with the Company entered into on September 27, 2010, the terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed on October 1, 2010.

The employment of Mark Juliano, previously Chief  Executive Officer of the Company, terminated on November 15, 2010, at which time Mr. Juliano resigned from the Company’s Board of Directors.

In addition, on November 16, 2010, David R. Hughes commenced his employment as Chief Financial Officer of the Company in accordance with and pursuant to the terms of his employment agreement with the Company entered into on October 14, 2010, the terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed on October 19, 2010.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K, including any exhibits being furnished as part of this report, as well as other statements made by the Company may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek,” or “may,” and the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements may include statements other than historical information or statements of current condition, which represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control.  Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified.  Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Company’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors can affect the value of the Company’s common stock and/or other equity securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 2010

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Robert M. Pickus
Chief Administrative Officer, Secretary and General Counsel